Martin Zorn Executive Vice President and Chief Financial Officer 2007 Midwest Super-Community Bank Conference February 27, 2007 Mike Vea Chairman, President and Chief Executive Officer Growing, Transforming, Improving

Safe Harbor Statement Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors include risks relating to changes in interest rates; risks of default on and concentration of loans within our portfolio; the possible insufficiency of our allowance for loan losses, regional economic conditions; competition; governmental regulation and supervision; failure or circumvention of our internal controls; reliance on Integra Bank to fund dividends to our shareholders; disruption of business or dilution of shareholder value as a result of mergers or acquisitions; our ability to retain key personnel; failure or disruption of our information systems; technological change; and other factors we describe from time to time in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as set forth in our periodic reports.

Today's Presentation at a Glance Table of Contents Who We Are Financial Results Trends Expanding on our Growth Initiatives Expense Initiatives Investment Thesis Reconciliation of Non GAAP results Pages 4 - 7 8 - 9 10 - 16 17 - 27 28 29 - 32 33 - 35

Who We Are . . . Overview On October 5, 2006, Integra entered into a definitive agreement to acquire Prairie Financial Corporation for approximately $117.2 million in Integra stock and cash

Who We Are . . . An Experienced Team Conclusion: An experienced team with metropolitan market backgrounds, has been together since 2001

Who We Are . . . History 156 years old 2000 - 2004 Turnaround Operations, Credit, and Balance Sheet 2005 - 2006 Transformation Accelerate Revenue Growth Improve Operating Efficiency Provide Quality service, develop employees, continue to increase managerial depth Lower risk profile 2007 - 2009 Growth Strategy Target first quartile performance

Integra Growth Strategy 2007 - 2009 Goal: High performing Midwest regional financial services company Complement strong community bank foundation Continue expansion into metro markets Team focused: Continue to opportunistically hire teams as we expand Diversify sources of income Continue to Add New Customers and Do More with Them Revenue focused acquisitions in higher growth markets Prairie Financial Corporation Chicago, Cincinnati/Northern Kentucky clusters

Net Interest Income: Down $0.3 million Financial Results 2006 vs. 2005 Reported EPS: $1.11 vs. $1.56 - Down 28.8% Adjusted EPS*: $1.72 vs. $1.56 - Up 10.3% Net Interest Margin: Steady, down 1bp to 3.43% Core Non-interest Income*: Up $4.3 million Non-interest Expense: Down $1.7 million, or 2.2% Operating Leverage: Up 5.5% * Refer to slide 33 for the reconciliation of Non-GAAP financial measures. Adjusted measures better reflect run rate performance before the impact of the loan loss.

Financial Results 2006 vs. 2005 Avg. Comm. Loans: Up $108.7 million or 12.3% Net New Checking Accts: 6,000 or 81 per branch NPAs / Assets: 0.36% vs. 0.94% NPLs / Loans: 0.49% vs. 1.43% Reserves / NPAs: 216% vs. 96% Net Charge-offs: 1.32% vs. 0.31%

What We Have Accomplished Drivers of improved financial performance Commercial Loan growth Checking account growth Service charge growth Reduction of Problem Loans Expense management Ownership Mix and Improved Float

What We Have Accomplished Financial performance * Refer to slide 33 for the reconciliation of adjusted 2006 results for EPS, ROA, & ROE

What We Have Accomplished - Loans Steadily increasing our reliance on core earning assets Loan demand and pipelines remain solid

What We Have Accomplished - Deposits Focused on driving core checking account growth - key to the customer relationship Service charges are an additional benefit of increased checking account openings

What We Have Accomplished Non Interest Income Trust income is up 19.3% or $0.4 million from 2005 Debit Card income is up 35.4% or $0.9 million from 2005

What We Have Accomplished - Efficiencies Discipline around Salary and FTE growth has contributed to an improving Efficiency Ratio Reinvesting in Higher Growth Businesses

What We Have Accomplished Ownership Mix & Increased Float Ownership profile has evolved from mostly retail to a more even distribution among retail and institutional shareholders. We believe this has resulted in greater liquidity for our shareholders as witnessed by the increase in trading volume. 18% Inst. 82% Retail 57% Retail 43% Inst.

Growth in Net Checking Accounts - High Performance Checking Commercial Loan Growth - Metro CRE and Commercial Expansion and Transformation Hiring Teams Acquisitions - Prairie Financial Corporation Six Initiatives that will help Accelerate our Momentum Improving our Margin and Loan Mix Capital Management Continue Efficiency Improvements

Net checking accounts increased by 6,000 in 2006 We are opening a combined average of 535 personal and business accounts per week Program includes direct mail and marketing customer referral program, "Tell A Friend" 46% of account openings come from Tell A Friend simplified products free gifts Scalable program High Performance Checking

High Performance Checking

High Performance Checking

Commercial Loan Initiatives Metro commercial real estate (CRE) strategy Hired experienced CRE team in 2003 Offices in Cincinnati, Louisville and Cleveland Target developers with proven track records Many projects have investment grade tenants $362 million in balances as of Dec '06 Average note size of $2.5 million Primarily floating rate construction loans Underwritten to secondary market standards Plan contiguous market expansions Columbus, Ohio added Sept '06

Commercial Loan Initiatives Hired Cincinnati based Commercial team late 2nd Quarter and early 3rd Quarter, 2006 Management had worked with team at a former institution Focus on middle market lending, with anticipated average loan size of approximately $2 - $3 million Proven team with strong track record Relationship focused: deposits, cash management and loans Over $43 million in loans and over $16 million in deposits with a strong loan and deposit pipeline

Improving our Margin by Improving our Loan Mix Became less aggressive in originating indirect Marine/RV loans in early 2006 and decided to exit the business in 4Q06. Private Label our residential mortgage processing, underwriting, closing, and servicing in 1Q07. Integra will continue to originate Evaluate sale of existing servicing portfolio Improve Business Model - reduce income volatility

Future Expansion Plans Team focused: Continue to opportunistically hire teams as we expand Our criteria Teams of commercial lenders, or fee generating business lines (wealth management, etc.), with proven track records - Management team remains intact Provide additional capabilities or complementary to existing capabilities Complementary to footprint Bounded by Chicago, St. Louis, Nashville, Cincinnati, Columbus Metro market focused

Prairie Financial Corporation High performing, rapidly growing community bank in southwest Chicago $559 million of assets (as of December 2006) $479 million of deposits $437 million of total loans (14.6% CAGR '05 - '06) Net interest margin of 4.3% Efficiency ratio of 50.8% Excellent credit quality Attractive demographic profile Will County's population grew 35% from 00-06, and is projected to grow 31% in next 5 years

Prairie Financial Corporation 15-year old bank, started by long time Chicago area bankers Bradley Stevens, founder and CEO of Prairie, former President of Cole Taylor will remain and manage the Chicago region 5 branches well positioned in the marketplace Construction lending niche High profitability with C-corp adjusted ROA of 1.4% and ROE of 20% LTM Strong Net Income growth with a 27.1% CAGR '05 - '06 Management to stay in place

Capital Management Dividend policy - Payout 35-50% of earnings. Board Approved Stock Buyback plan - 2.5% or $10 million. Target returning 35 - 70% of earnings to shareholders depending on growth opportunities: Organic Growth Market Expansion Dividends Share Repurchase

Expense Initiatives Invest and Harvest We reduced NIE by over $5 million during the last 3 years Invest and Grow in faster growing markets and businesses Selective investments in higher return businesses Improve efficiency of slow growth markets and businesses Sell or outsource if financial returns are below goals

Investment Thesis

IBNK Price Performance Thirteen Month Total Return = 19% IBNK return compared to 7% for our Peer Group Dividend yield of 2.80% as of January 30, 2007 Note: Peer group consists of the following: CRBC, FMBI, PRK, AMFI, WSBC, FFBC, CHFC, SRCE, FRME, IBCP, CBC, CTBI, HTLF, MBHI, THFF, FINB, RBCAA, LKFN

In Closing... Investment Thesis A franchise with attractive fundamentals Integra is growing revenue faster than its underlying markets Success in growing loans, deposits and fee income Leverage deposit gathering skills with metro lending opportunities Continue to improve operating leverage A stock with expansion opportunity Room to improve existing franchise Growth initiatives are escalating 2007 Earnings Guidance is $1.80 - $1.85 per diluted share

Thank You For more information: Visit our website, www.integrabank.com Listen to our web casts to follow our progress Call us with questions: Mike Vea, our CEO at (812) 464-9604 Martin Zorn, our CFO at (812) 461-5794

Reconciliation of Non-GAAP Financial Measures Customer Fraud (loan charge off) affected Provision, Interest Income, Non-Interest Expense, and Net Income EPS ROA ROE Non-Interest Income

Reconciling items Provision Interest Income Non-Interest Expense Net Income Customer Fraud (loan charge off) affected Provision, Interest Income, Non-Interest Expense, and Net Income

Customer Fraud Update The total bank claims outstanding in pending litigation have now reached $132 million with previous court judgments adding an additional $33 million. Receiver has been appointed and has found an additional $317 million that is owed by the company.